Exhibit 99.77Q3 CERT

Registrant Name:  American Century Municipal Trust
File Number: 811-4025
Registrant CIK Number: 0000746458

         The electronic format for filing FORM N-SAR does not provide adequate space for responding fully to Items 15, 72DD, 72EE, 73A, 74U and 74V. The complete answers are as follows:

Item 15

Custodian:                                                      Sub-Custodian:
J.P. Morgan Chase & Company                                   See Attachment A

                                  Attachment A
a. Foreign Subcustodians:

Country                                                   Foreign Subcustodian

ARGENTINA                                                   JPMorgan Chase Bank
                                                                  Buenos Aires
------------------------ ------------------------------------------------------
AUSTRALIA                           Australia and New Zealand Banking Group Ltd.
                                                                      Melbourne
------------------------ ----- ------------------------------------------------
AUSTRIA                                                          J.P. Morgan AG
                                                                      Frankfurt
------------------------ ----- ------------------------------------------------
BAHRAIN                                               National Bank of Bahrain
                                                                        Manama
------------------------ ----- ------------------------------------------------
BANGLADESH                                              Standard Chartered Bank
                                                                         Dhaka
------------------------ ----- ------------------------------------------------
BELGIUM                                                         J.P. Morgan AG
                                                                     Frankfurt
------------------------------ ------------------------------------------------
BERMUDA                                             The Bank of Bermuda Limited
                                                                       Hamilton
------------------------------ ------------------------------------------------
BOTSWANA                                      Barclays Bank of Botswana Limited
                                                                      Gaborone
------------------------------ ------------------------------------------------
BRAZIL                                                          Citibank, N.A.
                                                                    Sao Paulo
------------------------ ------------------------------------------------------
BULGARIA                                                          ING Bank N.V.
                                                                         Sofia
------------------------ ------------------------------------------------------
CANADA                                                     Royal Bank of Canada
                                                                       Toronto
------------------------ ------------------------------------------------------
                                                           Royal Bank of Canada
                                                                       Toronto
------------------------ ------------------------------------------------------
CHILE                                                            Citibank, N.A
                                                                      Santiago
------------------------ ------------------------------------------------------
CHINA - SHANGHAI                                                 Citibank, N.A.
                                                                      New York
------------------------ ------------------------------------------------------
CHINA - SHENZHEN                                            JPMorgan Chase Bank
                                                                     Hong Kong
------------------------ -----------------------------------------------------
COLOMBIA                           Cititrust Colombia S.A. Sociedad Fiduciaria
                                                            Santa Fe de Bogota
------------------------ ----- -----------------------------------------------
CROATIA                                            Privredna banka Zagreb d.d.
                                                                       Zagreb
------------------------ ----- -----------------------------------------------
CYPRUS                                             The Cyprus Popular Bank Ltd.
                                                                       Nicosia
------------------------ -----------------------------------------------------
CZECH REPUBLIC                             Ceskoslovenska obchodni banka, a.s.
                                                                       Prague
------------------------ -----------------------------------------------------
DENMARK                                                Nordea Bank Danmark A/S
                                                                    Copenhagen
------------------------ -----------------------------------------------------
ECUADOR                                                         Citibank, N.A.
                                                                        Quito
------------------------ -----------------------------------------------------
EGYPT                                                            Citibank, N.A.
                                                                         Cairo
------------------------ -----------------------------------------------------
ESTONIA                                                          Esti Uhispank
                                                                      Tallinn
------------------------ -----------------------------------------------------
FINLAND                                                         J.P. Morgan AG
                                                                     Frankfurt
------------------------ -----------------------------------------------------
FRANCE                                                          J.P. Morgan AG
                                                                     Frankfurt
------------------------ -----------------------------------------------------
                                                                J.P. Morgan AG
                                                                     Frankfurt
------------------------ -----------------------------------------------------
GERMANY                                                         J.P. Morgan AG
                                                                     Frankfurt
------------------------ -----------------------------------------------------
GHANA                                           Barclays Bank of Ghana Limited
                                                                        Accra
------------------------ -----------------------------------------------------
GREECE                                                         J.P. Morgan AG
                                                                    Frankfurt
------------------------ ----------------------------------------------------
HONG KONG                                                 JPMorgan Chase Bank
                                                                    Hong Kong
------------------------ ----------------------------------------------------
HUNGARY                                                          ING Bank Rt.
                                                                     Budapest
------------------------ ----------------------------------------------------
ICELAND                                                      Islandsbanki-FBA
                                                                   Reykjavik
------------------------ ----------------------------------------------------
INDIA                                       The Hongkong and Shanghai Banking
                                                          Corporation Limited
                                                                       Mumbai
------------------------ ----------------------------------------------------
                                                      Standard Chartered Bank
                                                                      Mumbai
------------------------ ----------------------------------------------------
INDONESIA                                   The Hongkong and Shanghai Banking
                                                          Corporation Limited
                                                                      Jakarta
------------------------ ----------------------------------------------------
IRELAND                                                        J.P. Morgan AG
                                                                    Frankfurt
------------------------ ----------------------------------------------------
ISRAEL                                               Bank Leumi le-Israel B.M.
                                                                     Tel Aviv
------------------------ -----------------------------------------------------
ITALY                                                           J.P. Morgan AG
                                                                     Frankfurt
------------------------ -----------------------------------------------------
IVORY COAST                                                   Societe Generale
                                                                         Paris
------------------------ -----------------------------------------------------
JAMAICA                                 FirstCaribbean International Trust and
                                               Merchant Bank (Jamaica) Limited
                                                                      Kingston
------------------------ -----------------------------------------------------
JAPAN                                                      JPMorgan Chase Bank
                                                                         Tokyo
------------------------ -----------------------------------------------------
                                                           JPMorgan Chase Bank
                                                                         Tokyo
------------------------ -----------------------------------------------------
JORDAN                                                           Arab Bank Plc
                                                                         Amman
------------------------ -----------------------------------------------------
KAZAKHSTAN                                            ABN AMRO Bank Kazakhstan
                                                                        Almaty
------------------------ -----------------------------------------------------
KENYA                                           Barclays Bank of Kenya Limited
                                                                       Nairobi
------------------------ -----------------------------------------------------
LATVIA                                                              Hansabanka
                                                                          Riga
------------------------ -----------------------------------------------------
LEBANON                                                    JPMorgan Chase Bank
                                                                      New York
------------------------ -----------------------------------------------------
LITHUANIA                                                   Vilniaus Bankas AB
                                                                       Vilnius
------------------------ -----------------------------------------------------
LUXEMBOURG                                                      J.P. Morgan AG
                                                                     Frankfurt
------------------------ -----------------------------------------------------
MALAYSIA                                             HSBC Bank Malaysia Berhad
                                                                  Kuala Lumpur
------------------------ -----------------------------------------------------
MALTA                                                   HSBC Bank Malta p.l.c.
                                                                      Valletta
------------------------ -----------------------------------------------------
MAURITIUS                                    The Hongkong and Shanghai Banking
                                                           Corporation Limited
                                                                    Port Louis
------------------------ -----------------------------------------------------
MEXICO                                                 Banco J.P. Morgan, S.A.
                                                                  Mexico, D.F
------------------------ -----------------------------------------------------
                                                Banco Nacional de Mexico, S.A.
                                                                  Mexico, D.F
------------------------ -----------------------------------------------------
MOROCCO                                        Banque Commerciale du Maroc S.A.
                                                                    Casablanca
------------------------ -----------------------------------------------------
NAMIBIA                                       Standard Bank of Namibia Limited
                                                                      Windhoek
------------------------ -----------------------------------------------------
NETHERLANDS                                                     J.P. Morgan AG
                                                                     Frankfurt
------------------------ -----------------------------------------------------
                                                                J.P. Morgan AG
                                                                     Frankfurt
------------------------ -----------------------------------------------------
NEW ZEALAND                                       National Bank of New Zealand
                                                                    Wellington
------------------------ -----------------------------------------------------
*NIGERIA*                            The Standard Bank of South Africa Limited
                                                                  Johannesburg
------------------------------------------------------------------------------
NORWAY                                                     Den norske Bank ASA
                                                                          Oslo
------------------------ -----------------------------------------------------
OMAN                                                            Oman Arab Bank
                                                                        Muscat
------------------------ -----------------------------------------------------
PAKISTAN                                                        Citibank, N.A.
                                                                      Karachi
------------------------ -----------------------------------------------------
                                                              Deutsche Bank AG
                                                                       Karachi
------------------------ -----------------------------------------------------
                                                       Standard Chartered Bank
                                                                       Karachi
------------------------ -----------------------------------------------------
PERU                                                 Banco de Credito del Peru
                                                                          Lima
------------------------ -----------------------------------------------------
PHILIPPINES                                  The Hongkong and Shanghai Banking
                                                           Corporation Limited
                                                                        Manila
------------------------ -----------------------------------------------------
POLAND                                              Bank Rozwoju Eksportu S.A.
                                                                       Warsaw
------------------------ -----------------------------------------------------
PORTUGAL                                                       J.P. Morgan AG
                                                                    Frankfurt
------------------------ -----------------------------------------------------
ROMANIA                                                          ING Bank N.V.
                                                                    Bucharest
------------------------ ----------------------------------------------------
*RUSSIA*                                                  JPMorgan Chase Bank
                                                                     New York
                                   A/C JPMorgan Chase Bank London (USD NOSTRO
                                                                     Account)
---------------------------- ------------------------------------------------
                                                          JPMorgan Chase Bank
                                                                     New York
                                   A/C JPMorgan Chase Bank London (USD NOSTRO
                                                                      Account)
----------------------------- ------------------------------------------------
SINGAPORE                                  Oversea-Chinese Banking Corporation
                                                                     Singapore
------------------------ ---- ------------------------------------------------
SLOVAK REPUBLIC                                   Vseobecno Uverova Banka S.A.
                                                                   Bratislava
------------------------ ---- ------------------------------------------------
SLOVENIA                             Bank Austria Creditanstalt d.d. Ljubljana
                                                                     Ljubljana
------------------------ ---- ------------------------------------------------
SOUTH AFRICA                         The Standard Bank of South Africa Limited
                                                                  Johannesburg
------------------------ ---- ------------------------------------------------
SOUTH KOREA                                  The Hongkong and Shanghai Banking
                                                           Corporation Limited
                                                                         Seoul
------------------------ ---- ------------------------------------------------
SPAIN                                                           J.P. Morgan AG
                                                                     Frankfurt
------------------------ -----------------------------------------------------
SRI LANKA                                    The Hongkong and Shanghai Banking
                                                           Corporation Limited
                                                                       Colombo
------------------------ -----------------------------------------------------
SWEDEN                                                   Svenska Handelsbanken
                                                                     Stockholm
------------------------ -----------------------------------------------------
SWITZERLAND                                                            UBS AG
                                                                       Zurich
------------------------ ----------------------------------------------------
TAIWAN                                                    JPMorgan Chase Bank
                                                                       Taipei
------------------------ ----------------------------------------------------
                                            The Hongkong and Shanghai Banking
                                                          Corporation Limited
                                                                       Taipei
------------------------ ----------------------------------------------------
THAILAND                                              Standard Chartered Bank
                                                                      Bangkok
------------------------ ----------------------------------------------------
TUNISIA                           Banque Internationale Arabe de Tunisie, S.A.
                                                                        Tunis
------------------------ ----------------------------------------------------
TURKEY                                                    JPMorgan Chase Bank
                                                                     Istanbul
------------------------ ----------------------------------------------------
*UKRAINE*                                                    ING Bank Ukraine
                                                                         Kiev
-----------------------------------------------------------------------------
U.A.E. The National Bank of Abu Dhabi                               Abu Dhabi
------------------------ ----------------------------------------------------
U.K.
                                                                    National
                                                                 Westminster
                                                                        Bank
                                                                      London
------------------------ ---------------------------------------------------
URUGUAY                                                     BankBoston, N.A
                                                                  Montevideo
------------------------ ---------------------------------------------------
U.S.A.
                                                                   JPMorgan
                                                                      Chase
                                                                       Bank
                                                                        New
                                                                       York
------------------------ ---------------------------------------------------
VENEZUELA                                                      Citibank, N.A.
                                                                     Caracas
------------------------ ---------------------------------------------------
VIETNAM                                    The Hongkong and Shanghai Banking
                                                         Corporation Limited
                                                            Ho Chi Minh City
------------------------ -- ------------------------------------------------
ZAMBIA                                       Barclays Bank of Zambia Limited
                                                                      Lusaka
------------------------ ---------------------------------------------------
ZIMBABWE                                   Barclays Bank of Zimbabwe Limited
                                                                      Harare
------------------------ ----------------------------------------------------



Series Number:  10

72DD) 1. Total income dividends for which record date passed during the period ($000's omitted) Investor Class 2,333 2.Dividends for a second class of open-end company shares A Class 11 B Class 3 C Class 13

73A)     1. Dividends from net investment income Investor Class $0.5253
          2. Dividends for a second class of open-end company shares
         A Class             $0.1679
         B Class             $0.1539
         C Class             $0.3861

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class        5,231
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
         A Class        207
         B Class         69
         C Class        142

77V.     1. Net asset value per share (to nearest cent)
         Investor Class          $10.25
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
         A Class                 $10.25
         B Class                 $10.25
         C Class                 $10.25